UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06083

Name of Registrant:	Vanguard Ohio Tax-Free Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 31, 2016 – November 30, 2017

Item 1: Reports to Shareholders

0448435, v0.64

Annual Report | November 30, 2017

Vanguard Ohio Long-Term Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Results of Proxy Voting.	11
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
About Your Fund’s Expenses.	41
Glossary.	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended November 30, 2017, Vanguard Ohio Long-Term Tax-Exempt Fund returned more than 6%. That performance put it well ahead of its benchmark and almost 3 percentage points ahead of the average return of its peer funds.

• Demand for municipal bonds rebounded from a slump in the wake of the U.S. presidential election. Even though supply in Ohio picked up during the calendar year, prices rose as cash flowed into this asset class.

• The fund’s structural tilt toward longer-dated and lower-quality securities compared with its benchmark helped relative performance.

• Please note that the fund will adjust its security selection parameters in March.

This change is addressed in the Advisor’s Report, which begins on page 7.

Total Returns: Fiscal Year Ended November 30, 2017
		Taxable-
	30-Day SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard Ohio Long-Term Tax-Exempt Fund	2.39%	4.44%	3.36%	3.16%	6.52%
Bloomberg Barclays OH Municipal Bond Index					5.39
Ohio Municipal Debt Funds Average					3.55

Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the 2017 maximum federal tax rate of
43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Total Returns: Ten Years Ended November 30, 2017
Average
Annual Return
Ohio Long-Term Tax-Exempt Fund	4.62%
Bloomberg Barclays OH Municipal Bond Index	4.13
Ohio Municipal Debt Funds Average	3.39
Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Ohio Long-Term Tax-Exempt Fund	0.15%	1.01%

The fund expense ratio shown is from the prospectus dated March 28, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2017, the fund’s expense ratio was 0.15%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Ohio Municipal Debt Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

In my more than 30 years at Vanguard, I’ve seen both the best and worst that the markets have to offer.

A bullish start

The first part of my tenure, from 1986 through 1999, coincided with one of the greatest bull markets in stocks and bonds. To be sure, there were disruptions along the way, including the 1987 stock market crash and the 1997 Asian financial crisis. But the overall experience was that of a seemingly tireless bull, with investors earning robust returns.

U.S. stocks climbed an average of about 19% a year during that period, and U.S. bonds rose almost 9%.1

Of course, I paid close attention to such sound investing practices as choosing the right asset allocation, rebalancing in a disciplined fashion, thinking long-term, and—especially important—keeping costs low. But even investors who didn’t focus on these were doing well. It seemed hard to go wrong when everything was going right.

A tough second half

During the second part of my tenure, the markets have been more challenging. We’ve seen two severe corrections: the 2001–2002 dot-com bust and the brutal 2008–2009 Global Financial Crisis.

1 For calendar years 1986 through 1999, as measured by the Standard & Poor’s 500 Index and the Bloomberg Barclays U.S. Aggregate
Bond Index.

Markets have clearly performed well over the years since the crisis, but they’ve done so against a backdrop of heightened uncertainty fueled by postcrisis regulatory changes and unprecedented monetary policy stimulus—not to mention stubbornly low economic growth, wage increases, and inflation.

Those factors are reflected in the far more modest market returns from 2000 through 2016: U.S. stocks gained an average of about 6% a year and U.S. bonds about 5%.2

In this more volatile, lower-return environment, those sound investing practices that may not have mattered to some investors in the earlier period actually mattered an awful lot.

What might the future hold?

No one can say for certain what lies ahead for the markets. However—and I realize this isn’t necessarily what investors want to hear—there are signs pointing to an increasingly challenging environment for both stocks and bonds.

Market Barometer
		Average Annual Total Returns
	Periods Ended November 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.61%	10.73%	15.69%
Russell 2000 Index (Small-caps)	18.34	11.14	15.02
Russell 3000 Index (Broad U.S. market)	22.27	10.75	15.63
FTSE All-World ex US Index (International)	27.59	6.18	7.46

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	3.21%	2.11%	1.98%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	2.79	2.55
Citigroup Three-Month U.S. Treasury Bill Index	0.77	0.34	0.21

CPI
Consumer Price Index	2.20%	1.46%	1.39%

2 For calendar years 2000 through 2016, as measured by the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Our economists recently issued Vanguard’s economic and market outlook for 2018. The report is packed with valuable insights about the global economy, inflation, interest rates, monetary policy, stock valuations, and bond yields. (You can read it at vanguard.com/research.)

A key takeaway is that investors should anticipate more “muted”—that’s economist-speak for “lower”—portfolio returns over the next ten years.

Given that outlook, the sound investing practices we’ve long promoted—diversification, rebalancing, discipline, and minimizing of costs—will be even more important for investment success. That’s true whether you’re an individual investor, an institutional investor, or an advisor working with clients.

Expectations for market returns

To develop Vanguard’s outlook, our economists use a proprietary statistical model that looks at a variety of inputs—valuations in particular—to run simulations over extended periods.* The output from the model includes ranges of potential returns from various asset classes and the probabilities of those outcomes.

For global stocks, the model projects that average annual returns over the next ten years could fall anywhere between roughly 0% and more than 10%, with the most likely outcome being 4.5%–6.5%. That range is far from a certainty, but for planning purposes, it’s a solid starting point. And it’s significantly lower than stocks’ long-term historical return of about 10% per year. Largely because of elevated valuations, the projected return range for U.S. stocks over the next ten years is even lower, at 3%–5%.

As for bonds, we expect action by the Federal Reserve and other major central banks to push yields a little higher, especially for shorter-term bonds. That upward movement would weigh on bond prices. Investors, though, would end up earning a little more income, which over time should more than offset any price declines.

The most likely range of average annual returns for global bonds over the next ten years is 2%–3%, according to our model. That’s also significantly lower than the long-term annual historical return of more than 5%.

* IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time. For more information, see the next page.

Being a silent partner isn’t enough

One of our senior investment strategists, Fran Kinniry, likes to say that investing is a partnership between you and the markets. Over the last 30 years, the markets have done much of the work for us. But if our outlook for muted returns is borne out, investors will likely have to do more of the heavy lifting. To stretch the analogy, you’ll need to become the majority partner.

I know that’s easier said than done. But boosting savings—putting an extra percent or two away each year for retirement, or, if you’ve already retired, drawing down savings a little more slowly—is within your control. These sacrifices can help offset slimmer returns and pay off for you in greater long-term financial security.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 14, 2017

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s Investment Strategy Group. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital
Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Advisor’s Report

For the 12 months ended November 30, 2017, Vanguard Ohio Long-Term Tax-Exempt Fund returned 6.52%. That result was better than the 5.39% return of the fund’s benchmark, the Bloomberg Barclays Ohio Municipal Bond Index, which includes bonds across the maturity spectrum. The fund’s return also surpassed the 3.55% average return of peer-group funds.

The Long-Term Fund’s 30-day SEC yield was little changed, finishing the period at 2.39%.

The fund is permitted to invest in securities that would generate income distributions subject to the alternative minimum tax (AMT); as of the end of the fiscal year, however, it did not own AMT bonds.

Please note that Vanguard is planning to adjust the security selection parameters for the fund’s investable universe at the end of March. We are making this change across our state municipal bond fund lineup. Under the new parameters, we will seek to maintain at least 80% of the fund’s assets invested in investment-grade securities and no more than 20% in non-investment-grade securities at the time of purchase. The previous security selection policy required 75% in securities rated A or better, up to 20% in securities rated BBB, and only 5% in non-investment-grade securities. The new parameters provide greater flexibility with respect to investment selection, and may result in a higher risk profile for the fund.

Yields of Municipal Securities
(AAA-Rated General Obligation Issues)
	November 30,	November 30,
Maturity	2016	2017
2 years	1.16%	1.57%
5 years	1.85	1.76
10 years	2.52	2.15
30 years	3.26	2.79
Source: Vanguard.

The investment environment

The period began with a surge in optimism heading into 2017 on the prospect of the government’s policy agenda on tax reform, infrastructure spending, and greater deregulation—all of which were expected to spark economic growth. That prompted some investors to turn toward riskier assets, pushing down bond prices while many stock market indexes soared to record highs.

The outlook dimmed a little in the new year, however, as it became clear that the slate of policy initiatives could prove harder to implement than anticipated. Moreover, inflation continued to disappoint, with weak readings proving less transient than expected and wage gains remaining modest despite a strong labor market. Bonds came back into favor, with prices of longer-dated and lower-rated bonds ending the 12 months significantly higher.

The macroeconomic backdrop remained positive, with growth holding fairly steady and solid job creation helping push the national unemployment rate to a 17-year low of 4.1%. The housing and manufacturing sectors recorded decent growth as well.

These developments likely played a part in the Federal Reserve’s decisions to raise rates three times during the period, lifting its target range up to 1%–1.25%, and to start reducing its $4.5 trillion balance sheet in October. (The Fed raised rates again in December 2017, after the close of the fund’s fiscal year.)

Ohio’s economy grew a little slower than that of the United States as a whole, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for the Buckeye State rose by less than 2% from November 2016 through October 2017, the latest month for which data is available, while the increase at the national level was well over 2%.

(Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

Ohio’s credit rating is very stable. It is running a balanced budget, thanks in part to vigilance on the part of the state government to address imbalances as they emerge. Although Ohio’s economic growth rate has lagged that of the nation overall, the state’s revenues have managed to grow. Pension plans of local governments, including school districts, are still underfunded, but progress has been made since the recession.

Although muni bond issuance at the national level dipped compared to the prior period, Ohio issuance from January through November was up a little year over year. It met with solid demand.

Management of the fund

The bond fund maintains a structural overweight to securities toward the long end of the yield curve relative to its benchmark, which spans all maturities. This stance helped its relative performance for the fiscal year, as longer-dated securities returned more than their shorter-dated counterparts.

The fund’s overweight to lower-rated investment-grade securities, and to the A-rated segment in particular, also helped relative performance.

Security selection remained another area where we were able to add value, thanks to our team of credit analysts. Selection in a number of segments including local and state general obligation bonds worked out well. So did our positioning in certain sectors including university revenue bonds.

Our holdings of premium callable bonds performed well. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential across many interest rate scenarios.

Our allocation to very short-term, very liquid securities proved a headwind for performance.

The outlook

In spite of long-term structural challenges—among them, slowing productivity growth and demographic headwinds—the U.S. economy should surpass its long-term potential growth rate of about 2% in 2018.

The unemployment rate has fallen to its lowest level since 2000 and is likely to move even lower. A return of upward pressure on wages, along with stable and broader global growth and some recovery in commodity prices, may cause inflation to clock in stronger than the financial markets currently anticipate. Our long-term inflation outlook, however, remains unchanged.

Such a backdrop should justify the Fed raising rates to at least 2% by the end of 2018. As for its balance sheet, the Fed will likely want to stick to the framework and timetable it has laid out, barring unexpected incoming economic data or unintended consequences in the bond market from its tapering.

We have been closely monitoring developments in Washington that could affect municipal bonds. The new tax law contains provisions that will marginally affect the municipal bond market. The largest change is the elimination of issuers’ ability to issue advance refunding bonds (bonds issued to effectively repay existing debt at lower rates). This change is expected to modestly reduce municipal supply in 2018, but the reduction should be offset by the reduced demand from the lowering of personal and corporate tax rates. So we do not expect large changes to the municipal bond market as a result of the tax law changes.

Volatility could well pick up from the very low levels we’ve been experiencing. The list of potential catalysts for rising volatility is long and includes an inflation surprise, gridlock over raising the federal government debt ceiling, unfavorable developments in trade negotiations, and a rise in geopolitical tensions.

We nevertheless expect munis to continue to offer relative stability and a steady stream of income. Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to add to the fund’s performance.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Group

James M. D’Arcy, CFA, Portfolio Manager

Vanguard Fixed Income Group

December 22, 2017

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	76,078,275	2,260,507	97.1%
Emerson U. Fullwood	75,750,763	2,588,019	96.7%
Amy Gutmann	75,919,293	2,419,489	96.9%
JoAnn Heffernan Heisen	75,919,966	2,418,817	96.9%
F. Joseph Loughrey	75,920,469	2,418,314	96.9%
Mark Loughridge	76,048,919	2,289,864	97.1%
Scott C. Malpass	75,987,110	2,351,673	97.0%
F. William McNabb III	76,015,114	2,323,669	97.0%
Deanna Mulligan	76,025,460	2,313,323	97.0%
André F. Perold	75,851,573	2,487,210	96.8%
Sarah Bloom Raskin	75,984,760	2,354,023	97.0%
Peter F. Volanakis	76,000,248	2,338,535	97.0%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Ohio Long-Term
Tax-Exempt Fund	57,706,890	2,238,614	2,755,613	15,637,665	73.7%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Ohio Long-Term
Tax-Exempt Fund	58,103,602	2,269,608	2,327,907	15,637,665	74.2%

Ohio Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2017

Financial Attributes
		Bloomberg	Bloomberg
		Barclays	Barclays
		OH	Municipal
		Muni Bond	Bond
	Fund	Index	Index
Number of Bonds	397	1,543	50,546
Yield to Maturity
(before expenses)	2.6%	2.5%	2.5%
Average Coupon	4.6%	4.8%	4.7%
Average Duration	7.1 years	6.2 years	5.9 years
Average Stated
Maturity	17.2 years	13.4 years	13.0 years
Ticker Symbol	VOHIX	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	2.39%	—	—
Short-Term
Reserves	4.9%	—	—

Volatility Measures
	Bloomberg	Bloomberg
	Barclays OH	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.98	0.97
Beta	1.06	1.08

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	4.3%
1 - 3 Years	2.8
3 - 5 Years	1.9
5 - 10 Years	9.5
10 - 20 Years	41.7
20 - 30 Years	32.7
Over 30 Years	7.1

Distribution by Credit Quality (% of portfolio)

AAA	8.4%
AA	53.4
A	30.1
BBB	7.1
BB	0.2
Not Rated	0.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or
Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.
For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 28, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2017, the expense ratio was 0.15%.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2007, Through November 30, 2017
Initial Investment of $10,000

Ohio Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	Average Annual Total Returns
	Periods Ended November 30, 2017			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Ohio Long-Term Tax-Exempt Fund	6.52%	3.25%	4.62%	$15,711
Bloomberg Barclays OH Municipal
Bond Index	5.39	2.87	4.13	14,985
Ohio Municipal Debt Funds Average	3.55	1.80	3.39	13,957
Bloomberg Barclays Municipal Bond
Index	5.58	2.55	4.38	15,347

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2007, Through November 30, 2017
				Bloomberg
				Barclays OH
				Muni Bond
				Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2008	4.13%	-7.74%	-3.61%	-6.73%
2009	4.76	8.85	13.61	15.73
2010	4.14	-0.08	4.06	4.20
2011	4.20	1.61	5.81	5.84
2012	3.88	7.20	11.08	9.28
2013	3.48	-7.76	-4.28	-2.71
2014	3.89	6.30	10.19	8.60
2015	3.46	0.44	3.90	3.55
2016	3.15	-2.64	0.51	-0.11
2017	3.36	3.16	6.52	5.39

Average Annual Total Returns: Periods Ended September 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	1.07%	3.71%	3.86%	0.88%	4.74%

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.3%)
Ohio (99.9%)
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s
Hospital Medical Center of Akron)	5.000%	11/15/24	920	1,028
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s
Hospital Medical Center of Akron)	5.000%	11/15/38	5,045	5,636
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Children’s
Hospital Medical Center of Akron)	5.000%	11/15/42	2,780	2,969
Akron OH Bath & Copley Joint Township
Hospital District Revenue (Summa
Health System Obligated Group)	5.250%	11/15/46	7,000	7,837
Akron OH Income Tax Revenue
(Community Learning Centers)	5.000%	12/1/33	1,500	1,683
1 Akron OH Income Tax Revenue
(Community Learning Centers)	4.000%	12/1/28	285	315
1 Akron OH Income Tax Revenue
(Community Learning Centers)	4.000%	12/1/29	610	664
1 Akron OH Income Tax Revenue
(Community Learning Centers)	4.000%	12/1/30	1,700	1,828
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.250%	9/1/27	4,015	4,389
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/33	6,270	6,840
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	6/1/38	8,000	8,495
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners)	5.000%	5/1/42	10,000	10,809
Allen County OH Hospital Facilities Revenue
(Catholic Healthcare Partners) VRDO	0.960%	12/1/17 LOC	7,030	7,030
Allen County OH Hospital Facilities Revenue
(Mercy Health)	4.000%	11/1/44	115	118
American Municipal Power Ohio Inc.
Revenue	5.250%	2/15/22	70	71
American Municipal Power Ohio Inc.
Revenue	5.250%	2/15/23	120	121

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc.
Revenue	5.250%	2/15/27	60	60
American Municipal Power Ohio Inc.
Revenue	5.000%	2/15/39	7,000	7,947
American Municipal Power Ohio Inc.
Revenue	5.000%	2/15/42	5,880	6,661
American Municipal Power Ohio Inc.
Revenue (Fremont Energy Center Project)	5.000%	2/15/24	3,500	3,897
American Municipal Power Ohio Inc.
Revenue (Fremont Energy Center Project)	5.000%	2/15/31	3,000	3,315
American Municipal Power Ohio Inc.
Revenue (Fremont Energy Center Project)	5.000%	2/15/37	10,415	11,372
American Municipal Power Ohio Inc.
Revenue (Fremont Energy Center Project)	5.000%	2/15/42	10,780	11,708
American Municipal Power Ohio Inc.
Revenue (Hydroelectric Projects)	5.000%	2/15/46	4,000	4,500
American Municipal Power Ohio Inc.
Revenue (Hydroelectric Projects)	5.000%	2/15/46	4,750	5,362
American Municipal Power Ohio Inc.
Revenue (Meldahl Hydroelectric Project)	4.000%	2/15/41	1,500	1,537
American Municipal Power Ohio Inc.
Revenue (Meldahl Hydroelectric Project)	5.000%	2/15/46	3,000	3,364
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.000%	2/15/26	2,000	2,321
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.000%	2/15/29	8,365	9,626
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.250%	2/15/30	600	674
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.250%	2/15/31	2,500	2,808
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.000%	2/15/35	2,000	2,345
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.000%	2/15/38	2,000	2,330
Apollo Career Center Joint Vocational
School District Ohio GO	5.000%	12/1/38	4,700	5,153
Berea OH City School District GO	4.000%	12/1/47 (15)	750	780
Berea OH City School District GO	4.000%	12/1/53 (15)	2,750	2,855
1 Bluffton OH Hospital Facilities Revenue
(Blanchard Valley Health System)	5.000%	12/1/29	1,010	1,177
1 Bluffton OH Hospital Facilities Revenue
(Blanchard Valley Health System)	4.000%	12/1/34	2,000	2,065
Bowling Green State University Ohio
Revenue	5.000%	6/1/28	300	357
Bowling Green State University Ohio
Revenue	5.000%	6/1/29	375	444
Bowling Green State University Ohio
Revenue	5.000%	6/1/31	750	881

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Bowling Green State University Ohio
Revenue	5.000%	6/1/33	575	668
Bowling Green State University Ohio
Revenue	5.000%	6/1/34	1,565	1,808
Bowling Green State University Ohio
Revenue	5.000%	6/1/35	1,000	1,151
Bowling Green State University Ohio
Revenue	5.000%	6/1/42	1,000	1,140
Bowling Green State University Ohio
Revenue	5.000%	6/1/45	3,250	3,700
Bowling Green State University Ohio
Student Housing Revenue (CFP I LLC -
State University Project)	5.750%	6/1/20 (Prere.)	2,000	2,193
Bowling Green State University Ohio
Student Housing Revenue (CFP I LLC -
State University Project)	6.000%	6/1/20 (Prere.)	2,000	2,205
Butler County OH Hospital Facilities
Revenue (Kettering Health Network)	6.375%	4/1/36	1,360	1,554
Butler County OH Hospital Facilities
Revenue (Kettering Health Network)	5.625%	4/1/41	2,000	2,191
Butler County OH Hospital Facilities
Revenue (UC Health)	5.500%	11/1/20 (Prere.)	1,390	1,537
Butler County OH Hospital Facilities
Revenue (UC Health)	5.750%	11/1/20 (Prere.)	1,305	1,454
Butler County OH Hospital Facilities
Revenue (UC Health)	5.250%	11/1/29	4,000	4,359
Butler County OH Hospital Facilities
Revenue (UC Health)	4.000%	11/15/30	1,010	1,074
Butler County OH Hospital Facilities
Revenue (UC Health)	4.000%	11/15/31	1,075	1,140
Butler County OH Hospital Facilities
Revenue (UC Health)	5.500%	11/1/40	2,770	3,031
Butler County OH Hospital Facilities
Revenue (UC Health)	5.000%	11/15/45	5,000	5,608
Butler County OH Transportation
Improvement District Tax Allocation
Revenue	4.000%	12/1/27	615	678
Butler County OH Transportation
Improvement District Tax Allocation
Revenue	4.000%	12/1/28	2,200	2,404
Centerville OH Health Care Revenue
(Graceworks Lutheran Services)	5.250%	11/1/37	1,500	1,613
Chagrin Falls OH Exempted Village School
District GO	4.000%	12/1/35	300	322
Chagrin Falls OH Exempted Village School
District GO	4.000%	12/1/36	500	535
Chagrin Falls OH Exempted Village School
District GO	4.000%	12/1/47	1,435	1,516
Chillicothe OH Hospital Facilities Revenue
(Adena Health System Obligated Group)	5.000%	12/1/27	1,000	1,185
Chillicothe OH Hospital Facilities Revenue
(Adena Health System Obligated Group)	5.000%	12/1/37	1,400	1,587
Chillicothe OH Hospital Facilities Revenue
(Adena Health System Obligated Group)	4.000%	12/1/42	500	509

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Chillicothe OH Hospital Facilities Revenue
(Adena Health System Obligated Group)	5.000%	12/1/47	3,300	3,705
Cincinnati OH City School District COP	5.000%	12/15/29	2,000	2,308
Cincinnati OH City School District GO	5.250%	6/1/27	5,550	6,009
Cincinnati OH City School District GO	5.250%	12/1/30 (14)	4,400	5,562
Cincinnati OH City School District GO	5.250%	12/1/31 (14)	3,000	3,814
Cincinnati OH Water System Revenue	5.000%	12/1/21 (Prere.)	5,115	5,766
Cincinnati OH Water System Revenue	5.000%	12/1/21 (Prere.)	1,585	1,787
Cincinnati OH Water System Revenue	5.000%	12/1/21 (Prere.)	2,000	2,250
Cincinnati OH Water System Revenue	4.000%	12/1/28	1,265	1,444
Cincinnati OH Water System Revenue	4.000%	12/1/29	2,500	2,825
Clark-Shawnee OH Local School District GO	4.000%	11/1/31	400	440
Clark-Shawnee OH Local School District GO	4.000%	11/1/32	660	720
Clark-Shawnee OH Local School District GO	4.000%	11/1/34	860	931
Cleveland Heights OH City School District GO	4.500%	12/1/47	4,050	4,347
Cleveland OH Airport System Revenue	5.000%	1/1/26	1,000	1,104
Cleveland OH Airport System Revenue	5.000%	1/1/28	4,530	4,979
Cleveland OH Airport System Revenue	5.000%	1/1/30	5,000	5,461
Cleveland OH Airport System Revenue	5.000%	1/1/30 (4)	2,000	2,272
Cleveland OH Airport System Revenue	5.000%	1/1/31	1,020	1,113
Cleveland OH Airport System Revenue	5.000%	1/1/31 (4)	1,000	1,133
Cleveland OH Income Tax Revenue	4.000%	10/1/28	350	390
Cleveland OH Income Tax Revenue	4.000%	10/1/28	500	558
Cleveland OH Income Tax Revenue	4.000%	10/1/29	400	442
Cleveland OH Income Tax Revenue	4.000%	10/1/29	300	332
Cleveland OH Income Tax Revenue	5.000%	10/1/32	500	593
Cleveland OH Income Tax Revenue	5.000%	10/1/33	500	590
Cleveland OH Income Tax Revenue	5.000%	10/1/37	6,500	7,349
Cleveland OH Municipal School District GO	5.000%	12/1/46	3,000	3,308
Cleveland OH Public Power System Revenue	0.000%	11/15/33 (14)	6,895	3,873
Cleveland OH Water Pollution Control
Revenue	5.000%	11/15/41	1,500	1,720
Cleveland OH Water Pollution Control
Revenue	5.000%	11/15/45	1,565	1,790
Cleveland OH Water Revenue	5.000%	1/1/22 (Prere.)	2,000	2,256
Cleveland OH Water Revenue	4.000%	1/1/35	2,000	2,088
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/25	2,000	2,213
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/26	2,700	2,983
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/27	2,000	2,209
Cleveland State University Ohio General
Receipts Revenue	5.000%	6/1/37	3,000	3,286
Cleveland-Cuyahoga County OH Port
Authority Revenue (Carnegie/89th Garage
& Service Center LLC Project) VRDO	0.990%	12/7/17 LOC	4,300	4,300
Cleveland-Cuyahoga County OH Port
Authority Revenue (Cleveland Museum
of Art Project) VRDO	0.960%	12/7/17	300	300
Cleveland-Cuyahoga County OH Port
Authority Revenue (Euclid Avenue
Development Corp. Project)	5.000%	8/1/28	680	778

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cleveland-Cuyahoga County OH Port
Authority Revenue (Euclid Avenue
Development Corp. Project)	5.000%	8/1/30	3,020	3,431
Cleveland-Cuyahoga County OH Port
Authority Revenue (Euclid Avenue
Development Corp. Project)	5.000%	8/1/39	3,000	3,352
Columbus OH City School District GO	0.000%	12/1/29 (4)	2,000	1,399
Columbus OH City School District GO	5.000%	12/1/33	3,000	3,530
Columbus OH City School District GO	5.000%	12/1/42	500	580
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/32	2,825	3,339
Columbus OH City School District School
Facilities Construction & Improvement GO	5.000%	12/1/47	1,480	1,712
Columbus OH GO	5.000%	7/1/23 (Prere.)	2,500	2,921
Columbus OH GO	5.000%	7/1/23 (Prere.)	1,260	1,472
Columbus OH GO	4.000%	4/1/27	1,025	1,175
Columbus OH GO	4.000%	8/15/27	2,855	3,198
Columbus OH GO	5.000%	2/15/28	7,435	9,111
Columbus OH GO	4.000%	4/1/30	5,015	5,588
Columbus OH GO	5.000%	7/1/30	2,700	3,234
Columbus OH GO	4.000%	4/1/31	2,060	2,288
Columbus OH GO	4.000%	4/1/33	1,000	1,095
Columbus OH Sewer Revenue	5.000%	6/1/26	3,255	3,903
Columbus OH Sewer Revenue	5.000%	6/1/29	2,000	2,406
Columbus OH Sewer Revenue	5.000%	6/1/31	1,000	1,178
Columbus OH Sewer Revenue	5.000%	6/1/32	2,600	3,095
Cuyahoga County OH (Convention Hotel
Project) COP	4.000%	12/1/34	1,320	1,379
Cuyahoga County OH (Convention Hotel
Project) COP	5.000%	12/1/36	1,000	1,118
Cuyahoga County OH Economic
Development Revenue (Med Mart/
Convention Center Project)	5.000%	12/1/24	4,000	4,390
Cuyahoga County OH Excise Tax Revenue
(Sports Facilities Improvement Project)	5.000%	12/1/27	1,880	2,136
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/28	3,000	3,366
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/30	2,000	2,217
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/37	2,500	2,703
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.250%	2/15/47	4,000	4,368
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.500%	2/15/52	2,500	2,772
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.000%	2/15/57	2,700	2,859
Cuyahoga County OH Hospital Revenue
(MetroHealth System)	5.500%	2/15/57	2,000	2,206
Cuyahoga County OH Public Library Fund
Special Obligation Revenue	4.000%	12/1/32	1,840	1,946
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/32	1,900	2,236
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/34	2,775	3,247
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/35	4,485	5,231

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Cuyahoga County OH Sales Tax Revenue
(Quicken Loans Arena Project)	4.000%	1/1/26	740	823
Cuyahoga County OH Sales Tax Revenue
(Quicken Loans Arena Project)	4.000%	1/1/27	500	555
Cuyahoga County OH Sales Tax Revenue
(Quicken Loans Arena Project)	5.000%	1/1/29	1,065	1,254
Cuyahoga County OH Sales Tax Revenue
(Quicken Loans Arena Project)	5.000%	1/1/30	1,000	1,174
Cuyahoga County OH Sales Tax Revenue
(Quicken Loans Arena Project)	5.000%	1/1/31	615	720
Cuyahoga OH Community College District
Revenue	5.000%	2/1/29	1,000	1,171
Dublin OH Special Obligation Revenue	5.000%	12/1/42	3,485	3,982
Dublin OH Special Obligation Revenue	5.000%	12/1/44	1,920	2,190
Elyria OH City School District GO	5.000%	12/1/29	505	597
Elyria OH School District GO	4.000%	12/1/51	4,685	4,817
Euclid OH City School District GO	4.750%	1/15/54	5,000	5,372
Fairfield County OH Hospital Facilities
Revenue (Fairfield Medical Center)	5.000%	6/15/43	4,250	4,429
Forest Hills OH Local School District GO	5.000%	12/1/46	2,000	2,280
Franklin County OH Convention Facilities
Authority Revenue	5.000%	12/1/30	4,435	5,223
Franklin County OH GO	5.000%	12/1/31	3,000	3,552
Franklin County OH Health Care Facilities
Improvement Revenue (Ohio Presbyterian
Retirement Services Project)	5.625%	7/1/26	2,800	2,979
Franklin County OH Health Care Facilities
Improvement Revenue (OPRS Communities)	6.125%	7/1/40	4,110	4,555
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	5/15/31	5,000	5,665
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	5/15/34	2,610	2,997
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	11/15/36	3,640	3,986
Franklin County OH Hospital Facilities
Revenue (OhioHealth Corp.)	5.000%	5/15/45	4,640	5,242
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/28	1,590	1,920
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/33	2,600	3,068
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	4.000%	11/1/36	1,110	1,162
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	4.000%	11/1/38	775	808
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	4.000%	11/1/39	1,290	1,342
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	5.000%	11/1/42	7,000	7,576

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	4.000%	11/1/44	2,300	2,384
Franklin County OH Hospital Improvement
Revenue (Nationwide Children’s Hospital
Project)	4.000%	11/1/47	2,420	2,504
Franklin County OH Revenue (Trinity Health
Corp.)	4.000%	12/1/46	3,880	3,985
Franklin County OH Revenue (Trinity Health
Corp.)	5.000%	12/1/46	1,500	1,700
Fremont City OH School District GO	5.000%	1/15/33	1,000	1,152
Fremont City OH School District GO	4.000%	1/15/55	2,000	2,052
Greene County OH Hospital Facilities
Revenue (Kettering Health Network
Obligated Group Project)	5.500%	4/1/39	2,500	2,623
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.250%	6/1/32	3,150	3,546
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.000%	6/1/42	5,300	5,841
Hamilton County OH Healthcare Facilities
Revenue (Christ Hospital Project)	5.500%	6/1/42	3,000	3,403
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/32	1,750	1,884
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/42	2,000	2,120
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	4,450	4,792
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/46	2,000	2,115
Hamilton County OH Healthcare Revenue
(Life Enriching Communities)	5.000%	1/1/51	1,400	1,502
Hamilton County OH Hospital Facilities
Revenue (Cincinnati Children’s Hospital
Medical Center)	5.000%	5/15/34	1,000	1,146
Hamilton County OH Hospital Facilities
Revenue (TriHealth Obligated Group)	4.125%	8/15/37	20	21
Hamilton County OH Hospital Facilities
Revenue (TriHealth Obligated Group)	5.000%	8/15/42	5,000	5,639
Hamilton County OH Hospital Facilities
Revenue (TriHealth Obligated Group)	4.250%	8/15/47	3,000	3,131
Hamilton County OH Hospital Facilities
Revenue (TriHealth Obligated Group)	5.000%	8/15/47	3,000	3,370
Hamilton County OH Hospital Facilities
Revenue (UC Health)	5.000%	2/1/30	1,360	1,522
Hamilton County OH Hospital Facilities
Revenue (UC Health)	5.000%	2/1/44	2,500	2,730
Hamilton County OH Sales Tax Revenue	5.000%	12/1/29	5,000	5,961
Hamilton County OH Sales Tax Revenue	5.000%	12/1/30	1,500	1,779
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,516
Hamilton County OH Sewer System Revenue	5.000%	12/1/22	3,000	3,442
Hamilton County OH Sewer System Revenue	5.000%	12/1/32	1,525	1,795
Hamilton OH City School District GO	5.000%	12/1/34	1,500	1,730
Harrison Hills Ohio City School District
Ohio GO	4.000%	11/1/54	2,720	2,798

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Hilliard OH School District GO	4.000%	12/1/46	2,620	2,755
Huber Heights OH City School District GO	4.000%	12/1/34	2,000	2,119
JobsOhio Beverage System Statewide
Liquor Profits Revenue	5.000%	1/1/38	15,850	17,449
2 JobsOhio Beverage System Statewide
Liquor Profits Revenue TOB VRDO	1.020%	12/7/17	2,180	2,180
Kent State University Ohio Revenue	5.000%	5/1/37	4,185	4,623
Lakeview OH Local School District Classroom
Facilities & School Improvement GO	5.000%	11/1/44	1,500	1,703
Lorain County OH Community College
District General Revenue	5.000%	6/1/21 (Prere.)	4,530	5,036
Lorain County OH Hospital Facilities
Revenue (Kendal At Oberlin)	5.000%	11/15/23	1,000	1,152
Lorain County OH Hospital Facilities
Revenue (Kendal At Oberlin)	5.000%	11/15/30	2,500	2,758
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/27	3,000	3,363
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	5.250%	11/15/28	4,000	4,481
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.500%	11/15/37	2,000	2,371
Lucas County OH Hospital Revenue
(ProMedica Healthcare Obligated Group)	6.000%	11/15/41	2,540	2,948
Madison OH Local School District GO	5.250%	12/1/32	695	788
Madison OH Local School District GO	5.250%	12/1/37	3,815	4,315
Miami Trace OH Local School District GO	5.000%	12/1/48	3,730	4,259
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/31	2,000	2,218
Miami University of Ohio General Receipts
Revenue	5.000%	9/1/36	2,080	2,287
Miamisburg OH City School District GO	5.000%	12/1/33	675	784
Miamisburg OH City School District GO	5.000%	12/1/35	1,435	1,659
Miamisburg OH City School District GO	5.000%	12/1/36	500	577
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.125%	8/1/31	1,250	1,378
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.250%	8/1/41	1,000	1,105
Middleburg Heights OH Hospital Revenue
(Southwest General)	5.000%	8/1/47	5,000	5,497
Middletown OH City School District GO	5.250%	12/1/40	2,000	2,253
Middletown OH City School District GO	5.250%	12/1/48	5,870	6,579
Milford OH Exempt Village School District
GO	5.000%	12/1/35	1,100	1,258
Milford OH Exempt Village School District
GO	5.000%	12/1/36	1,250	1,427
Montgomery County OH Revenue (Catholic
Health Initiatives)	5.250%	5/1/29	1,955	2,189
Montgomery County OH Revenue (Catholic
Health Initiatives)	6.250%	10/1/33	15	16
Montgomery County OH Revenue (Miami
Valley Hospital)	5.750%	11/15/23	1,000	1,111
Montgomery County OH Revenue (Miami
Valley Hospital) VRDO	0.940%	12/1/17 LOC	150	150
North Olmsted OH School District GO	5.000%	12/1/44	3,750	4,150

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
North Olmsted OH School District GO	4.000%	12/1/48	1,495	1,535
North Royalton OH City School District GO	4.000%	12/1/33	1,000	1,071
North Royalton OH City School District GO	4.000%	12/1/34	1,500	1,601
North Royalton OH City School District GO	5.000%	12/1/47	7,000	8,014
Northeast OH Medical University Revenue	5.000%	12/1/42	475	502
Northeast OH Regional Sewer District
Revenue	4.000%	11/15/34	2,500	2,706
Northeast OH Regional Sewer District
Revenue	4.000%	11/15/37	2,500	2,681
Northeast OH Regional Sewer District
Revenue	4.000%	11/15/43	4,000	4,253
Northeast OH Regional Sewer District
Revenue (Wastewater Revenue
Improvement)	5.000%	11/15/31	2,100	2,462
Northeast OH Regional Sewer District
Revenue (Wastewater Revenue
Improvement)	5.000%	11/15/32	1,000	1,169
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	5/15/23 (Prere.)	4,685	5,449
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	5/15/23 (Prere.)	12,430	14,457
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/28	1,650	1,957
Northeast Ohio Regional Sewer District
Wastewater Revenue	5.000%	11/15/39	1,020	1,171
Northeast Ohio Regional Sewer District
Wastewater Revenue	4.000%	11/15/49	9,000	9,337
Northwest Local School District Ohio GO	5.000%	12/1/40	1,650	1,865
Northwest Local School District Ohio GO	5.000%	12/1/45	3,760	4,233
Northwest Local School District Ohio GO	4.000%	12/1/50	3,780	3,877
Ohio Air Quality Development Authority
Revenue (Columbus Southern Power Co.
Project)	5.800%	12/1/38	2,000	2,131
Ohio Air Quality Development Authority
Revenue (Ohio Valley Electric Corp.
Project)	5.625%	10/1/19	3,000	3,100
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund
Projects)	5.000%	4/1/21 (Prere.)	2,670	2,952
Ohio Capital Facilities Lease-Appropriation
Revenue (Administrative Building Fund
Projects)	5.000%	4/1/36	2,765	3,244
Ohio Capital Facilities Lease-Appropriation
Revenue (Adult Correctional Building Fund
Projects)	5.000%	10/1/27	1,475	1,800
Ohio Capital Facilities Lease-Appropriation
Revenue (Adult Correctional Building Fund
Projects)	5.000%	10/1/28	1,750	2,129
Ohio Capital Facilities Lease-Appropriation
Revenue (Adult Correctional Building Fund
Projects)	5.000%	10/1/29	1,320	1,598
Ohio Capital Facilities Lease-Appropriation
Revenue (Adult Correctional Building Fund
Projects)	5.000%	10/1/35	1,500	1,682

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ohio Common Schools GO VRDO	0.950%	12/7/17	8,695	8,695
Ohio GO	5.000%	5/1/24 (Prere.)	5,350	6,357
Ohio GO	5.000%	5/1/28	1,550	1,930
Ohio GO	5.000%	11/1/28	10,000	12,018
Ohio GO	5.000%	4/1/30	1,770	1,971
Ohio GO	5.000%	5/1/30	1,510	1,836
Ohio GO	5.000%	2/1/31	4,500	4,982
Ohio GO	5.000%	4/1/31	1,230	1,367
Ohio GO	5.000%	5/1/31	2,500	3,021
Ohio GO	5.000%	5/1/32	5,000	5,971
Ohio GO	5.000%	5/1/36	4,950	5,844
Ohio GO	5.000%	3/15/37	9,745	11,165
Ohio GO	5.000%	5/1/37	4,320	5,091
Ohio GO VRDO	1.000%	12/7/17	1,585	1,585
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.250%	12/1/26 (14)	3,520	4,302
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	4.000%	12/1/33	3,000	3,196
Ohio Higher Educational Facility Commission
Revenue (Case Western Reserve University
Project)	5.000%	12/1/40	2,500	2,853
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.920%	12/1/17	3,700	3,700
Ohio Higher Educational Facility Commission
Revenue (Cleveland Clinic Health System
Obligated Group) VRDO	0.970%	12/1/17	1,300	1,300
Ohio Higher Educational Facility Commission
Revenue (Denison University Project)	5.250%	11/1/46	1,500	1,773
Ohio Higher Educational Facility Commission
Revenue (Franciscan University of
Steubenville Project)	5.000%	11/1/31	2,040	2,328
Ohio Higher Educational Facility Commission
Revenue (Franciscan University of
Steubenville Project)	5.000%	11/1/41	4,000	4,459
Ohio Higher Educational Facility Commission
Revenue (Kenyon College 2015 Project)	5.000%	7/1/41	20	22
Ohio Higher Educational Facility Commission
Revenue (Kenyon College Project)	5.000%	7/1/37	5,955	6,630
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project)	5.000%	10/1/36	1,430	1,659
Ohio Higher Educational Facility Commission
Revenue (Oberlin College Project)	4.000%	10/1/47	7,000	7,299
Ohio Higher Educational Facility Commission
Revenue (Otterbein University Project)	5.000%	12/1/26	1,360	1,586
Ohio Higher Educational Facility Commission
Revenue (Otterbein University Project)	5.000%	12/1/27	1,430	1,658
Ohio Higher Educational Facility Commission
Revenue (Summa Health System)	5.750%	5/15/20 (Prere.)	270	296
Ohio Higher Educational Facility Commission
Revenue (Summa Health System)	5.750%	11/15/35	1,405	1,513

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission
Revenue (Summa Health System)	5.750%	11/15/40	3,260	3,502
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/29	2,575	2,910
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.625%	12/1/41	2,000	2,210
Ohio Higher Educational Facility Commission
Revenue (University of Dayton Project)	5.000%	12/1/44	4,330	4,830
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.750%	11/1/18 (Prere.)	4,000	4,159
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/24	1,000	1,140
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/25	1,500	1,718
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/27	1,000	1,147
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/32	2,185	2,439
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/32	1,000	1,121
Ohio Higher Educational Facility Commission
Revenue (Xavier University Project)	5.000%	5/1/33	750	837
Ohio Hospital Facilities Revenue (Cleveland
Clinic Health System)	5.000%	1/1/32	2,500	2,752
3 Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	5.500%	1/1/19 (Prere.)	6,600	6,875
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	5.000%	1/1/28	2,000	2,455
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	5.000%	1/1/32	1,000	1,195
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	5.000%	1/1/33	2,050	2,440
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	4.000%	1/1/34	2,175	2,330
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	4.000%	1/1/36	3,125	3,317
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	4.000%	1/1/39	3,000	3,163
Ohio Hospital Revenue (Cleveland Clinic
Health System Obligated Group)	4.000%	1/1/43	6,000	6,273
Ohio Hospital Revenue (University
Hospitals Health System Inc.)	5.000%	1/15/28	6,560	7,386
Ohio Hospital Revenue (University
Hospitals Health System Inc.)	5.000%	1/15/29	2,000	2,246
Ohio Hospital Revenue (University
Hospitals Health System Inc.)	5.000%	1/15/36	20	22
Ohio Hospital Revenue (University
Hospitals Health System Inc.)	5.000%	1/15/41	7,000	7,523
Ohio Hospital Revenue (University
Hospitals Health System Inc.)	4.000%	1/15/46	25	26
Ohio Housing Finance Agency Residential
Mortgage Revenue	6.200%	9/1/33	1,065	1,091
Ohio Housing Finance Agency Residential
Mortgage Revenue	4.100%	3/1/42	960	999

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Ohio Infrastructure Improvement GO	5.000%	9/1/30	7,000	8,141
Ohio Infrastructure Improvement GO	5.000%	9/1/37	3,000	3,435
Ohio Juvenile Correctional Capital Facilities
Revenue	5.000%	4/1/27	1,000	1,183
Ohio Major New State Infrastructure Project
Revenue	5.000%	12/15/28	4,175	5,004
Ohio Parks & Recreation Capital Facilities
Revenue	5.000%	2/1/30	3,615	4,186
Ohio State University General Receipts
Revenue	5.000%	6/1/38	8,045	9,058
Ohio State University General Receipts
Revenue	5.000%	12/1/39	5,250	6,091
Ohio State University General Receipts
Revenue VRDO	0.940%	12/7/17	455	455
Ohio State University General Receipts
Revenue VRDO	0.950%	12/7/17	25,400	25,400
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/20 (Prere.)	3,000	3,219
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/25	4,500	5,149
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/37	9,095	4,499
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/38	7,000	3,318
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/39	4,050	4,609
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/40	5,000	2,192
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/41	10,000	4,214
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/43	5,820	2,265
Ohio University General Receipts Revenue	5.000%	12/1/28	610	681
Ohio University General Receipts Revenue	5.000%	12/1/33	1,000	1,116
Ohio University General Receipts Revenue	5.000%	12/1/39	2,000	2,214
Ohio University General Receipts Revenue	5.000%	12/1/42	1,450	1,580
Ohio University General Receipts Revenue	5.000%	12/1/44	1,605	1,854
Ohio University General Receipts Revenue	5.000%	12/1/45	5,000	5,772
Ohio Water Development Authority Drinking
Water Assistance Fund Revenue	4.000%	12/1/30	5,900	6,504
Ohio Water Development Authority Fresh
Water Revenue	5.000%	12/1/33	2,220	2,657
Ohio Water Development Authority Fresh
Water Revenue	5.000%	12/1/34	1,555	1,848
Ohio Water Development Authority Pollution
Control Revenue (Water Quality)	5.000%	12/1/29	1,000	1,194
Ohio Water Development Authority Revenue
(TimkenSteel Project) VRDO	0.980%	12/7/17 LOC	4,100	4,100
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	6/1/29	4,845	5,927
Ohio Water Development Authority Water
Pollution Control Loan Fund Revenue	5.000%	12/1/31	2,450	2,965
Princeton OH City School District GO	5.000%	12/1/26	500	588
Princeton OH City School District GO	5.000%	12/1/36	1,500	1,710
Revere OH Local School District GO	5.000%	12/1/42	3,025	3,340
Revere OH Local School District GO	5.000%	12/1/45	2,300	2,537
Ross County OH Hospital Facilities Revenue
(Adena Health System)	5.750%	12/1/18 (Prere.)	10,040	10,476
Rossford OH Exempted Village School
District GO	4.000%	12/1/53	2,180	2,244
Sandusky OH School District GO	5.000%	11/1/47	2,690	2,960

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Scioto County OH Hospital Facilities
Revenue (Southern Ohio Medical Center)	5.500%	2/15/18 (Prere.)	4,000	4,033
Scioto County OH Hospital Facilities
Revenue (Southern Ohio Medical Center)	5.750%	2/15/18 (Prere.)	1,800	1,816
South-Western City OH School District GO	5.000%	12/1/36	1,700	1,899
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.500%	12/1/29	1,000	1,093
Southeastern Ohio Port Authority Hospital
Facilities Revenue (Marietta Area Health
Care Inc. Obligated Group)	5.000%	12/1/35	1,125	1,174
Southwest Licking OH Local School District
School Facilities Construction &
Improvement GO	4.000%	11/1/34	500	540
Southwest Licking OH Local School District
School Facilities Construction &
Improvement GO	4.000%	11/1/42	4,650	4,911
Springboro OH Community City School
District GO	5.250%	12/1/32 (4)	1,050	1,306
Streetsboro OH City School District GO	5.250%	12/1/20 (Prere.)	1,965	2,171
Tallmadge OH City School District GO	4.000%	10/1/53	2,030	2,082
Toledo OH City School District GO	5.000%	12/1/28	4,730	5,461
Toledo OH Waterworks Revenue	5.000%	11/15/29	1,150	1,374
Toledo OH Waterworks Revenue	5.000%	11/15/37	3,125	3,631
Toledo OH Waterworks Revenue	5.000%	11/15/38	4,000	4,435
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo,
LLC - The University of Toledo Project)	5.000%	7/1/34	1,000	1,045
Toledo-Lucas County OH Port Authority
Student Housing Revenue (CHF-Toledo,
LLC - The University of Toledo Project)	5.000%	7/1/39	1,000	1,040
Tri Valley OH Local School District GO	5.500%	12/1/19 (14)	1,255	1,296
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/26 (4)	6,980	7,443
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/30	10	12
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33	2,000	2,300
University of Akron Ohio General Receipts
Revenue	5.000%	1/1/33	2,975	3,385
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/30	1,890	2,125
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/31	1,000	1,123
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/39	1,050	1,211
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/46	2,000	2,282
University of Cincinnati Ohio General
Receipts Revenue	5.000%	6/1/47	3,525	4,056
University of Toledo Ohio General
Receipts Revenue	5.000%	6/1/29	1,000	1,090

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	4.000%	7/1/44	30	31
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/31	870	974
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.750%	7/1/33	600	700
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.000%	7/1/39	1,000	1,103
Warren County OH Health Care Facilities
Improvement Revenue (Otterbein Homes
Project)	5.500%	7/1/39	1,225	1,388
Westlake OH City School District GO	5.000%	12/1/29	1,505	1,782
Westlake OH City School District GO	5.000%	12/1/30	1,440	1,699
Westlake OH City School District GO	4.000%	12/1/43	5,400	5,669
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/30	1,350	1,597
Westlake OH Special Obligation Revenue
(American Greetings/Crocker Park Public
Improvement Project)	5.000%	12/1/32	1,395	1,642
Willoughby-Eastlake City OH School
District GO	5.000%	12/1/46	1,000	1,141
Winton Woods City OH School District GO	4.000%	11/1/53	2,000	2,031
Wood County OH Hospital Facilities
Revenue (Wood County Hospital)	5.000%	12/1/32	975	1,046
Wood County OH Hospital Facilities
Revenue (Wood County Hospital)	5.000%	12/1/42	2,500	2,643
Woodridge OH School District GO	5.000%	12/1/46	3,605	4,059
Woodridge OH School District GO	4.000%	12/1/50	4,020	4,143
Wright State University Ohio General
Revenue	5.000%	5/1/26	3,030	3,258
Wright State University Ohio General
Revenue	5.000%	5/1/31	3,350	3,572
				1,193,589
Guam (0.4%)
Guam Government Business Privilege Tax
Revenue	5.000%	11/15/33	2,000	2,191
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,300	2,572
				4,763
Total Tax-Exempt Municipal Bonds (Cost $1,156,736)				1,198,352

Ohio Long-Term Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	72
Receivables for Investment Securities Sold	8,432
Receivables for Accrued Income	15,563
Receivables for Capital Shares Issued	1,070
Variation Margin Receivable—Futures Contracts	51
Other Assets	129
Total Other Assets	25,317
Liabilities
Payables for Investment Securities Purchased	(26,510)
Payables for Capital Shares Redeemed	(319)
Payables for Distributions	(869)
Payables to Vanguard	(1,007)
Variation Margin Payable—Futures Contracts	(117)
Other Liabilities	(28)
Total Liabilities	(28,850)
Net Assets (100%)
Applicable to 95,149,414 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,194,819
Net Asset Value Per Share	$12.56

At November 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,147,239
Undistributed Net Investment Income	1
Accumulated Net Realized Gains	6,008
Unrealized Appreciation (Depreciation)
Investment Securities	41,616
Futures Contracts	(45)
Net Assets	1,194,819

• See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2017.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the value of this security represented
0.2% of net assets.
3 Securities with a value of $521,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
(18) SBLF (Michigan School Bond Loan Fund).
(19) TPSF (Texas Permanent School Fund).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2018	146	16,986	(62)
2-Year U.S. Treasury Note	March 2018	79	16,938	(12)
10-Year U.S. Treasury Note	March 2018	135	16,746	(106)
30-Year U.S. Treasury Bond	March 2018	12	1,821	—
				(180)

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2018	(90)	(11,985)	94
Ultra Long U. S. Treasury Bond	March 2018	(29)	(4,781)	41
				135
				(45)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November30, 2017
($000)
Investment Income
Income
Interest	38,756
Total Income	38,756
Expenses
The Vanguard Group—Note B
Investment Advisory Services	156
Management and Administrative	1,321
Marketing and Distribution	183
Custodian Fees	16
Auditing Fees	36
Shareholders’ Reports and Proxy	29
Trustees’ Fees and Expenses	1
Total Expenses	1,742
Net Investment Income	37,014
Realized Net Gain (Loss)
Investment Securities Sold	6,919
Futures Contracts	(275)
Realized Net Gain (Loss)	6,644
Change in Unrealized Appreciation (Depreciation)
Investment Securities	28,106
Futures Contracts	(45)
Change in Unrealized Appreciation (Depreciation)	28,061
Net Increase (Decrease) in Net Assets Resulting from Operations	71,719

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,014	36,114
Realized Net Gain (Loss)	6,644	5,875
Change in Unrealized Appreciation (Depreciation)	28,061	(40,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	71,719	1,698
Distributions
Net Investment Income	(36,996)	(36,115)
Realized Capital Gain[1]	(4,999)	(4,862)
Total Distributions	(41,995)	(40,977)
Capital Share Transactions
Issued	164,311	235,303
Issued in Lieu of Cash Distributions	29,925	27,781
Redeemed	(160,553)	(111,500)
Net Increase (Decrease) from Capital Share Transactions	33,683	151,584
Total Increase (Decrease)	63,407	112,305
Net Assets
Beginning of Period	1,131,412	1,019,107
End of Period[2]	1,194,819	1,131,412

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $1,381,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of period includes undistributed (overdistributed) net investment income of $1,000 and ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.23	$12.62	$12.63	$11.93	$12.96
Investment Operations
Net Investment Income	. 401[1]	.408	.427	.444	.454
Net Realized and Unrealized Gain (Loss)
on Investments	.385	(.331)	.055	.749	(1.003)
Total from Investment Operations	.786	.077	.482	1.193	(. 549)
Distributions
Dividends from Net Investment Income	(.401)	(.408)	(.427)	(.444)	(.454)
Distributions from Realized Capital Gains	(. 055)	(. 059)	(. 065)	(. 049)	(.027)
Total Distributions	(.456)	(.467)	(.492)	(.493)	(.481)
Net Asset Value, End of Period	$12.56	$12.23	$12.62	$12.63	$11.93
Total Return[2]	6.52%	0.51%	3.90%	10.19%	-4.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,195	$1,131	$1,019	$965	$902
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.20%	3.17%	3.39%	3.60%	3.69%
Portfolio Turnover Rate	34%	15%	21%	23%	28%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2017, the fund’s average investments in long and short futures contracts represented 3% and 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Ohio Long-Term Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2017, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2017, the fund had contributed to Vanguard capital in the amount of $72,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Ohio Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,198,352	—
Futures Contracts—Assets[1]	51	—	—
Futures Contracts—Liabilities[1]	(117)	—	—
Total	(66)	1,198,352	—
1 Represents variation margin on the last day of the reporting period.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at November 30, 2017, the fund had short-term and long-term capital gains of $15,000 and $6,252,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2017, the cost of investment securities for tax purposes was $1,157,040,000. Net unrealized appreciation of investment securities for tax purposes was $41,312,000, consisting of unrealized gains of $44,690,000 on securities that had risen in value since their purchase and $3,378,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2017, the fund purchased $408,156,000 of investment securities and sold $371,914,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2017, such purchases and sales were $184,274,000 and $183,570,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Ohio Long-Term Tax-Exempt Fund

F. Capital shares issued and redeemed were:
	Year Ended November 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	13,167	18,341
Issued in Lieu of Cash Distributions	2,398	2,171
Redeemed	(12,932)	(8,751)
Net Increase (Decrease) in Shares Outstanding	2,633	11,761

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Ohio Tax-Free Funds and the Shareholders of Vanguard Ohio Long-Term Tax-Exempt Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Free Funds, hereafter referred to as the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 16, 2018

Special 2017 tax information (unaudited) for Vanguard Ohio Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

The fund distributed $3,814,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ohio Long-Term Tax-Exempt Fund	5/31/2017	11/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,012.01	$0.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.32	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
OH Municipal Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Ohio Long-Term Tax-Exempt Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Ohio Long-Term Tax-Exempt Fund. The Index is licensed for use by The Vanguard Group, Inc.
(Vanguard) as the sponsor of the Ohio Long-Term Tax-Exempt Fund. Bloomberg and Barclays’ only relationship with
Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Ohio Long-Term Tax-Exempt Fund or the owners of the
Ohio Long-Term Tax-Exempt Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Ohio Long-Term Tax-Exempt Fund. Investors acquire the Ohio Long-Term Tax-Exempt Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Ohio Long-Term Tax-Exempt Fund. The Ohio Long-Term Tax-Exempt Fund
is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Ohio Long-Term Tax-Exempt
Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Ohio Long-Term
Tax-Exempt Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ohio Long-Term Tax-Exempt Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Ohio
Long-Term Tax-Exempt Fund or any other third party into consideration in determining, composing or calculating the Index.
Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Ohio Long-Term Tax-Exempt Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Ohio Long-Term Tax-Exempt Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Ohio Long-Term Tax-Exempt Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD
PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY
DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER
BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS
INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED
WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED
THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR
TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG
NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED
PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR
BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT
OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH,
RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH
RESPECT TO THE OHIO LONG-TERM TAX-EXEMPT FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays
Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2017 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2017, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 201 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Christine M. Buchanan

Born 1970. Treasurer Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Global Head of Vanguard Fund Administration at The Vanguard Group; Partner at KPMG LLP (2005–2017).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Finance Director Since November 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Director of Vanguard Marketing Corporation; Treasurer of each of the investment companies served by The Vanguard Group (February 2017–November 2017); Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012018

Item 2 : Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3 : Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4 : Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2017: $36,000
Fiscal Year Ended November 30, 2016: $65,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2017: $8,424,459
Fiscal Year Ended November 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees. Fiscal Year Ended November 30, 2017: $3,194,093 Fiscal Year Ended November 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees. Fiscal Year Ended November 30, 2017: $274,313 Fiscal Year Ended November 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees. Fiscal Year Ended November 30, 2017: $0 Fiscal Year Ended November 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant s independence.

The Registrant s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees. Fiscal Year Ended November 30, 2017: $274,313 Fiscal Year Ended November 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant s independence.

Item 5 : Audit Committee of Listed Registrants.

Not Applicable.

Item 6 : Investments.

Not Applicable.

Item 7 : Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8 : Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9 : Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10 : Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11 : Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:	January 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:	January 22, 2018

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date:	January 22, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.

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